Exhibit 10.19

April 14, 2011

Tianying Jiuzhou Network Technology Co., Ltd.

Room 605, Phoenix Hall

No. 165, Haidian Road

Haidian District, Beijing

People’s Republic of China

Yifeng Lianhe (Beijing) Technology Co., Ltd.

Fusheng Building Tower 2, 16th Floor

No. 4, Hui Xin Dong Jie

Chaoyang District, Beijing

People’s Republic of China

Ladies and Gentlemen:

Reference is made to the to the Program Content License Agreement (节目内容使用许可协议), dated as of November 24, 2009 between Phoenix Satellite Television Company Limited and Tianying Jiuzhou Network Technology Co., Ltd. (北京天盈九州网络技术有限公司)(the “Tianying Content License Agreement”) and the Program Content License Agreement (节目内容使用许可协议), dated as of November 24, 2009 between Phoenix Satellite Television Company Limited and Yifeng Lianhe (Beijing) Technology Co., Ltd. （怡丰联合（北京）科技有限责任公司） (the “Yifeng Content License Agreement” and, together with the Tianying Content License Agreement, the “Content License Agreements” ).  As referenced herein, “Licensor” shall mean Phoenix Satellite Television Company Limited and “Licensees” shall mean Tianying Jiuzhou Network Technology Co., Ltd. and Yifeng Lianhe (Beijing) Technology Co., Ltd., collectively.

Pursuant to Section 9.2 of each of the Content License Agreements, the Content License Agreements may be extended upon confirmation by the Licensor in writing prior to the expiration of their respective terms for as long as may be agreed by the Licensor and each of the respective Licensees through negotiation, provided, however, that the Licensees shall not have the right to decide the extension of the terms thereof.

By execution below, the Licensor confirms that it has reached an agreement with each of the Licensees through negotiation and accordingly, the terms of each of the Tianying Content License Agreement and the Yifeng Content License Agreement shall be extended to March 27, 2016.

This confirmation letter shall be governed by and shall be construed and enforced in accordance with the laws of the People’s Republic of China.

[Signature Page Follows]

[Signature Page to Content License Agreements Confirmation Letter]

PHOENIX SATELLITE TELEVISION COMPANY LIMITED

By:	/s/ Keung Chui
Name: Keung Chui
Title: Director

[Signature Page to Content License Agreements Confirmation Letter]

TIANYING JIUZHOU NETWORK TECHNOLOGY CO., LTD.

By:	/s/ Qianli Liu
Name: Qianli Liu
Title:

YIFENG LIANHE (BEIJING) TECHNOLOGY CO., LTD.

By:	/s/ Qianli Liu
Name: Qianli Liu
Title:

[Signature Page to Content License Agreements Confirmation Letter]